                                                                    Exhibit 99.1

                                -----------------------------------------------
                                                        FOR USE ONLY BY HOLDERS
                                  OF CERTIFICATES OF REGISTRATION IN RESPECT OF
                                                         CARNAUDMETALBOX SHARES
                                -----------------------------------------------

 THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, PLEASE SEEK ADVICE FROM YOUR OWN STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES ACT 1986 IMMEDIATELY.

 If you have sold or transferred all your Certificate(s) of Registration in respect of CarnaudMetalbox Shares please hand this Form of Acceptance and all of the accompanying documents to the purchaser or transferee, or to the stockbroker, bank or other agent through or to whom the sale or transfer was effected, for transmission to the purchaser or the transferee. However, such documents should not be forwarded or transmitted in or into Japan, Canada, Australia or the Republic of France. Where the Offer Memorandum of Crown accompanies this Form, the Offer Memorandum should not be forwarded or transmitted in or into the United States of America.

 Information relating to Crown Cork & Seal Company, Inc. and full details of the Offer to which this Form of Acceptance relates are contained in the enclosed Prospectus of Crown ("Prospectus") and the Prospectus Supplement of Crown ("Prospectus Supplement"). The information contained in this document is derived from the Prospectus and is in summary form. It is to be read together with the Prospectus.

 Terms used in this Form are defined in the Prospectus and Prospectus Supplement unless the context otherwise requires.

 DO NOT USE THIS FORM IN RESPECT OF ANY CARNAUDMETALBOX SHARES WHICH YOU HOLD IN BEARER OR UNCERTIFICATED REGISTERED FORM. PLEASE REFER TO "TENDER PROCEDURES" ON PAGES S-4 TO S-7 OF THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

                                 COMPLETE THIS
                               FORM OF ACCEPTANCE
              TO ACCEPT THE CROWN CORK & SEAL COMPANY, INC. OFFER

--------------------------------------------------------------------------------

                     ACTION TO BE TAKEN TO ACCEPT THE OFFER
      Please read pages 4 and 6 of this Form and complete and sign page 5
                                    AND THEN
 send the completed Form (accompanied by your Certificate(s) of Registration and/or other document(s) of title) by post or by hand to New Issues Department, Barclays Registrars, P.O. Box 166, Bourne House, 34 Beckenham Road, Beckenham, Kent BR3 4TH or deliver it by hand only to Barclays Registrars, 8 Angel Court, Throgmorton Street, London EC2 in either case as soon as possible and in any event so as to arrive

    NOT LATER THAN 10.59 P.M. LONDON TIME (WHICH IS 11.59 P.M. PARIS TIME
    ---------------------------------------------------------------------
      AND 5.59 P.M. NEW YORK CITY TIME) ON 1 FEBRUARY 1996 (THE TIME AND
      ------------------------------------------------------------------
                      DATE BEING THE "EXPIRATION DATE").
                      ----------------------------------

                A reply-paid envelope is enclosed for your use.

 If your Certificate(s) of Registration and/or other document(s) of title is/are not readily available or is/are lost, the completed Form should nevertheless be delivered as stated above and document(s) of title forwarded as soon as possible thereafter as referred to in "Notes Regarding the Completion and Lodging of this Form" on page 4.

 IF, HAVING DECIDED ON WHAT ACTION YOU WISH TO TAKE, HOLDERS OF CERTIFICATES OF REGISTRATION HAVE ANY QUESTIONS AS TO HOW TO COMPLETE OR RETURN THIS FORM OR REQUIRE ADDITIONAL COPIES OF THIS FORM, PLEASE CONTACT NEW ISSUES DEPARTMENT, BARCLAYS REGISTRARS, P.O. BOX 166, BOURNE HOUSE, 34 BECKENHAM ROAD, BECKENHAM, KENT BR3 4TH (TELEPHONE: 0181 639 2152 FOR PERSONS IN THE UNITED KINGDOM AND +44 181 639 2152 FOR PERSONS OUTSIDE THE UNITED KINGDOM).

--------------------------------------------------------------------------------

                TERMS AND CONDITIONS OF ACCEPTANCE OF THE OFFER

1. None of Crown, Societe Generale Strauss Turnbull Securities Limited, CS First Boston Limited or Barclays Registrars or their respective affiliates will be under any duty to give notification of any defect or irregularities in any acceptance or instructions or in any withdrawal of acceptance or instructions given by holders of Certificates of Registration or will incur any liability for failure to give any such notification.

2. No acknowledgement of the receipt by Barclays Registrars of any Forms of Acceptance, Certificates of Registration or other documentation will be given. All communications, documents, certificates and remittances to be delivered by or sent to or from holders of Certificates of Registration (or their designated agents) will be delivered by or sent to or from those holders (or their designated agents) at their own risk.

3. The failure of any person to receive a copy of this Form, the Prospectus, the Prospectus Supplement or any other documentation relating to the Offer shall not invalidate any aspect of the Offer or any acceptance thereof.

4. If the Offer is completed, the SBF will convert CarnaudMetalbox Shares in registered form (which will include those represented by Certificates of Registration) in respect of which the Offer is accepted into bearer form. Holders of Certificates of Registration need not request Barclays Registrars to convert the CarnaudMetalbox Shares represented by their Certificates of Registration into bearer form. If the Offer is completed, such conversion will be effected by the SBF automatically. Any conversion prior to the publication by the SBF of the avis de resultat (or closing notice) for the Offer by a holder of Certificate(s) of Registration to bearer form will result in the Certificate(s) of Registration being cancelled and the shares represented by those Certificate(s) being held through a designated Intermediary at which point this Form must no longer be used in respect of such shares. This will also result in the loss of double voting rights, if any, with respect to such shares represented by the cancelled Certificate(s) at the time of the conversion whether or not the Offer is completed.

5. If Forms of Acceptance are not completed or despatched in all respects in accordance with the instructions, the right is reserved to treat as valid in whole or in part any such acceptance. The Offer Consideration will not be despatched until the Certificate(s) of Registration or other document(s) of title or indemnity satisfactory to Barclays Registrars has/have been received.

6. Acceptances given to Barclays Registrars in respect of the Offer or elections as to cash or Units may be cancelled at any time on or prior to the Expiration Date. Following the Expiration Date, all acceptances not previously withdrawn, including the election as to cash or Units in the Offer, are irrevocable.

     For withdrawal of an acceptance to be effective, a written notice of withdrawal of acceptance must be received not later than the Expiration Date by Barclays Registrars in the manner and at one of the addresses set out on the front cover of this Form. The notice must specify the name of the registered holder of the Certificate(s) and the number of CarnaudMetalbox Shares to be withdrawn and be signed by the registered holder of the Certificate(s) or any person who is, at the date of withdrawal, authorised in the manner referred to in Notes 1 and 3 in the section headed "Notes Regarding The Completion And Lodging Of This Form" on page 4 together with the relevant authorising documents, unless previously lodged.

     In the event of publication of a notice of suspension of trading of CarnaudMetalbox Shares on the Paris Stock Exchange by the SBF as a result of the filing with the CBV of a competing offer for CarnaudMetalbox Shares, any acceptance made in accordance with this Form of Acceptance will be automatically revoked and cancelled, and any holder of Certificate(s) of Registration who desires, following publication of notice of such competing offer, to accept the Offer in respect of their CarnaudMetalbox Shares represented by Certificate(s) of Registration will be required to submit a new Form of Acceptance to Barclays Registrars.

7. Notwithstanding that no Certificate(s) of Registration and/or other document(s) of title is/are delivered in respect of it, a duly completed Form of Acceptance (1) executed under seal or as a deed and endorsed on behalf of the London Stock Exchange Limited to the effect that the Certificate(s) of Registration to which it refers are the whole or part of a holding registered in the name of SEPON Limited and/or are Certificate(s) of Registration of which SEPON Limited is unconditionally entitled immediately to become the registered holder, or (2) executed by any other person(s) and endorsed on behalf of the London Stock Exchange Limited to the effect that such person(s) is/are unconditionally entitled immediately to become the registered holder(s) of the Certificate(s) of Registration to which it refers and that one or more TALISMAN transfer(s) in favour of such person(s) in respect thereof is/are in the course of registration, shall be treated by Barclays Registrars as an acceptance valid in all respects on the date of its actual receipt.

8. If the Offer is not completed, Forms of Acceptance, Certificates of Registration and/or other document(s) of title will be returned by post within 28 days of the publication by the SBF of the avis de resultat, at the risk of the person entitled thereto, without any interest or other compensation to the person or agent whose name and address is set out in Box 6 of the Form of Acceptance, or, if none is set out, to the first named holder at his registered address.

9. References in this Form and in the section in the Prospectus Supplement on pages S-4 to S-7 headed "Tender Procedures" to a CarnaudMetalbox shareholder, holder of CarnaudMetalbox Shares or holder of Certificate(s) of Registration shall include references to the person or persons executing a Form of Acceptance and in the event of more than one person executing such document the provisions of this Form and those sections shall apply to them jointly and to each of them.

10. All powers of attorney and authorities on the terms conferred by or referred to in this Form of Acceptance are given by way of security for the performance of the obligations of the holders of Certificates of Registration concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971 of the United Kingdom (except in the circumstances where a donor validly withdraws his acceptance of the Offer and subject to the provisions set out in the sections in the Prospectus on pages 102 and 105 respectively headed "Extension, Termination and Amendment" and "Rights of Tendering Shareholders to Cancel Acceptance of Offer" and the provisions set out in the section in the Prospectus Supplement on pages S-1 and S-2 headed "General").

11. This Form of Acceptance and the procedure for acceptance are governed by the laws of England. The Offer is governed by the laws of the Republic of France. The Offer is also subject to all applicable laws of the United Kingdom and the United States of America.

12. Neither this Form nor any of the accompanying documents constitutes an offer to exchange or sell or a solicitation of an offer to exchange or purchase securities in any jurisdiction in which or to any person to whom it would be unlawful to make such offer or solicitation. The Offer is not being made by means of any such documents in any jurisdiction in which the making of the Offer by means of any such documents or acceptance thereof would not be in compliance with the laws of such jurisdiction. It is the responsibility of any person outside the United Kingdom, the Republic of France and the United States of America wishing to accept the Offer to satisfy himself as to the full observance of the laws of any relevant jurisdiction, including the obtaining of any governmental or other consents which may be required and observing any other formalities in such jurisdiction, and to pay any issue, transfer or other taxes required to be paid in such jurisdiction.

13. The dates and times referred to in this Form may be altered by Crown in accordance with the terms of the Offer from time to time. Your attention is drawn to the section in the Prospectus on page 102 headed "Extension, Termination and Amendment" and the section in the Prospectus Supplement on pages S-1 to S-2 headed "General".

14. Each holder of Certificate(s) of Registration by whom, or on whose behalf, this Form of Acceptance is executed irrevocably requests, undertakes, represents and warrants to and agrees with Crown and Barclays Registrars (so as to bind such holder and such holder's personal representatives, heirs, successors and assigns) (subject to the provisions set out in the sections in the Prospectus on pages 102 and 105 respectively headed "Extension, Termination and Amendment" and "Rights of Tendering Shareholders to Cancel Acceptance of Offer" and the section in the Prospectus Supplement on pages S-1 and S-2 headed "General") to the following effect:-

     (1)  that the execution of this Form of Acceptance shall constitute:-

          (i) an authority and request to Barclays Registrars to instruct Demachy to accept the Offer in respect of the number of CarnaudMetalbox Shares inserted or deemed to be inserted in Box 1 of this Form of Acceptance ("Relevant Shares") for the consideration specified by completion of Box 1 (and, where applicable, Box 2) of this Form and to do all such other acts and things as may in the opinion of Barclays Registrars and/or Demachy (and/or another Intermediary selected by Crown) be necessary or expedient for the purposes of, or in connection with, the acceptance of the Offer and the matters referred to in this Form and to vest in Crown or as it may direct the Relevant Shares; and

          (ii) an undertaking to execute any further documents and give any further assurances which may be required to enable Barclays Registrars and/or Crown to obtain the full benefit of the terms comprised in this Form of Acceptance and/or to perfect any of the authorities expressed to be given hereunder, on and subject to the terms and conditions set out or referred to in this Form of Acceptance, the Prospectus and the Prospectus Supplement;

     (2) that Barclays Registrars shall, subject to the Offer being completed, cancel Certificate(s) of Registration in respect of the Relevant Shares, notwithstanding that such Certificate(s) of Registration may not have been delivered to Barclays Registrars by the Expiration Date;

     (3) that he will deliver to Barclays Registrars his Certificate(s) of Registration and/or other document(s) of title in respect of the Relevant Shares, or an indemnity acceptable to Barclays Registrars in lieu thereof, as soon as possible and in any event by the Expiration Date;

     (4) that the Certificate(s) of Registration are held fully paid and free and clear from all liens, charges, equitable interests, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever and together with all rights attaching thereto on or after the settlement date of the exchange or purchase of CarnaudMetalbox Shares in respect of which the Offer is accepted and not validly withdrawn for the Offer Consideration, including the right to receive and retain all dividends and other distributions declared, made or paid on such date or thereafter;

     (5) that the execution of this Form of Acceptance constitutes the irrevocable separate appointment of any of William J Avery, Alan W Rutherford and Richard L Krzyzanowski, officers of Crown, as the attorney and/or agent (each separately and together the "attorney") of the holder of the Certificate(s) of Registration and an irrevocable instruction to the attorney to execute all such documents and to do all such acts and things as may in the opinion of the attorney be necessary or expedient for the purposes of, or in connection with, the acceptance of the Offer and the matters referred to in this Form and to vest in Crown or as it may direct the Relevant Shares as aforesaid;

     (6) that the execution of this Form of Acceptance constitutes an agreement to ratify each and every act or thing which may be done or effected by the attorney referred to in the preceding sub-paragraph in the proper exercise of any of his powers and/or authorities pursuant to this Form;

     (7) that, if this Form is signed on behalf of somebody else, the signatory has due authority to do so and such person will be bound accordingly;

     (8) that the execution of this Form constitutes, subject to the Offer being completed and to the accepting holder of Certificate(s) of Registration not having validly withdrawn his acceptance of the Offer, an irrevocable authority and request:

          (i) (to the extent than an election for Units is made) to Barclays Registrars to request that Demachy (or another Intermediary selected by Crown) holds in an account with SICOVAM (Societe interprofessionnelle pour la compensation des valeurs mobilieres) any Crown Common Stock and Crown Acquisition Preferred Stock to which an accepting holder of Certificate(s) of Registration becomes entitled pursuant to his acceptance of the Offer; and/or

          (ii) (to the extent that an election for cash is made) to Barclays Registrars or their agents to procure the despatch by first class post (in the case of holders of Certificates of Registration with registered addresses in the United Kingdom) and by air mail (in the case of holders of Certificates of Registration with registered addressses outside the United Kingdom) of the remittance for the cash.

               No consideration will be sent to addresses in Japan, Canada or Australia;

     (9) that, subject to the Offer being completed, after the settlement date of the exchange or purchase of CarnaudMetalbox Shares in respect of which the Offer is accepted and not validly withdrawn for the Offer Consideration, the execution of this Form by a holder of Certificate(s) of Registration shall constitute an authority to Barclays Registrars or its agents to send any notice, circular, proxy, warrant or other document or communication or dividend payment which relates to the Relevant Shares to Crown or as it may direct;

     (10) that the terms and conditions of the Offer shall be incorporated in and form part of this Form, which shall be read and construed accordingly;

     (11) that the terms, provisions, notes regarding completion and lodging of this Form, instructions and authorities contained in or deemed to be incorporated by reference in this Form constitute part of the terms on which holders of Certificates of Registration instruct Barclays Registrars;

     (12) that (if he is outside the United Kingdom, the Republic of France and the United States of America) in connection with his instructions to Barclays Registrars pursuant to this Form of Acceptance, he (and the persons on whose behalf he is applying) has complied with and observed the laws of all relevant jurisdictions, obtained any requisite governmental or other consents which may be required, complied with all requisite formalities and paid any issue, transfer or other taxes due in connection with the acceptance in any relevant jurisdiction and that he has not taken any action which will or may result in Crown or Barclays Registrars acting in breach of the regulatory or legal requirements of any relevant jurisdiction in connection with the Offer or his acceptance;

     (13) that he (i) has not received or sent copies of this document or any related documents in, into or from Japan, Canada or Australia; (ii) is accepting the Offer from outside Japan, Canada and Australia; and
          (iii) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent or fiduciary is an authorised employee of such principal or such principal has given any instructions with respect to the Offer from outside Japan, Canada and Australia;

     (14) that if he is accepting the Offer from within the Republic of France, he has received the note d'information jointly filed by Crown and CarnaudMetalbox with the Commission des operations de bourse with respect to the Offer;

     (15) that if he is accepting the Offer from within the United States of America, he has received the Prospectus and the Prospectus Supplement; and

     (16) that if he is accepting the Offer from within the United Kingdom, he has received the documents stated to be enclosed with the Offer Memorandum of Crown accompanying this Form.

            NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM

IN ORDER TO BE EFFECTIVE THIS FORM OF ACCEPTANCE MUST, EXCEPT AS MENTIONED BELOW, BE SIGNED PERSONALLY BY THE REGISTERED HOLDER OF THE CERTIFICATE(S) OF REGISTRATION OR, IN THE CASE OF A JOINT HOLDING, BY ALL THE JOINT HOLDERS.

In order to avoid delay and inconvenience to yourself, the following points may assist you:

1.   If a Holder is Away From Home (e.g. abroad or on holiday)

     Send this Form by the quickest means (e.g. air mail) to the holder for execution or, if he has executed a power of attorney, have this Form signed by the attorney. In the latter case the power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) must be lodged with this Form for noting. No other signatures are acceptable. Do not send this Form to Japan, Canada or Australia.

2. If You Have Sold or Transferred All Your Certificate(s) of Registration in Respect of Carnaudmetalbox Shares

     You should at once pass this Form to the purchaser or transferee or the stockbroker, bank or other agent through or to whom the sale was effected for transmission to the purchaser or transferee. Do not send this Form to Japan, Canada, Australia or the Republic of France. Where the Offer Memorandum of Crown accompanies this Form, such Offer Memorandum should not be forwarded or transmitted in or into the United States of America.

3.   If the Sole Holder Has Died

     If grant of probate or letters of administration has/have been registered with Barclays Registrars, this Form must be signed by the personal representative(s) of the deceased and lodged with Barclays Registrars in the manner and at the addresses referred to on page 1, together with the Certificate(s) of Registration and/or other document(s) of title. If grant of probate or letters of administration have not been registered with Barclays Registrars the personal representative(s) or the prospective personal representative(s) should sign this Form and forward it with the Certificate(s) of Registration or other document(s) of title. However, the grant of probate or letters of administration must be lodged before the consideration due can be forwarded to the personal representative(s).

4.   If One of the Holders in a Joint Account Has Died

     This Form must be signed by the surviving holder(s) and lodged with Barclays Registrars accompanied by the death certificate, grant of probate or letters of administration in respect of the deceased holder, together with the Certificate(s) of Registration and/or other document(s) of title.

5. If Any Certificate(s) of Registration is/are Held By Your Bank, Stockbroker or Other Agent or is/are Not Readily Obtainable

     If the Certificate(s) is/are held by a bank, stockbroker or other agent, complete this Form and deliver it to your bank, stockbroker or other agent for lodging with Barclays Registrars, accompanied by the Certificate(s) as soon as possible thereafter, so as to arrive by the Expiration Date.

     If the Certificate(s) is/are not readily obtainable, send this Form duly completed to Barclays Registrars, together with a note saying, e.g. "Certificate(s) to follow", and arrange for the Certificate(s) to be forwarded to Barclays Registrars as soon as possible thereafter, so as to arrive by the Expiration Date.

6.   If Any Certificate(s) of Registration Has Been Lost

     Complete this Form and lodge it, together with any Certificate(s) which are available, with Barclays Registrars together with a note requesting Barclays Registrars to send you a letter of indemnity for completion in accordance with the instructions given. When completed, the letter of indemnity must be lodged with Barclays Registrars in support of this Form.

7. If Your Name or Other Particulars are Shown Incorrectly on the Certificate(s) of Registration

EXAMPLES:

     (a)  Name on the Certificate(s)...............James Smith

          Correct name........................James John Smith

          Complete this Form with the correct name and lodge it accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the Certificate(s) and the person who signed this Form are one and the same;

     (b)  Incorrect address on the Certificate(s)

          Write the correct address on this Form; or

     (c)  Change of name

          If you have changed your name, lodge your marriage certificate or the deed poll with this Form for noting.

THE CONSIDERATION DUE TO YOU UNDER THE OFFER CANNOT BE SENT TO YOU UNTIL ALL RELEVANT DOCUMENTS HAVE BEEN PROPERLY COMPLETED AND LODGED WITH BARCLAYS REGISTRARS. NOTWITHSTANDING THAT NO CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE IS/ARE DELIVERED WITH THE FORM OF ACCEPTANCE, SUCH FORM, IF OTHERWISE VALID, ACCOMPANIED BY THE APPROPRIATE ENDORSEMENT OR CERTIFICATION SIGNED ON BEHALF OF THE LONDON STOCK EXCHANGE LIMITED OR BARCLAYS REGISTRARS WILL BE TREATED AS A VALID ACCEPTANCE OF THE OFFER FOR ALL PURPOSES.

Further copies of this Form and the accompanying documents are available while the Offer remains open for acceptance from Barclays Registrars by telephoning the number referred to on page 1 of this Form or by a request in writing addressed to New Issues Department, Barclays Registrars, P.O. Box 166, Bourne House, 34 Beckenham Road, Beckenham, Kent BR3 4TH.

     PLEASE COMPLETE IN ACCORDANCE WITH THE INSTRUCTIONS ON PAGES 4 AND 6
    THEN DETACH THIS PAGE AND LODGE WITH BARCLAYS REGISTRARS AS INSTRUCTED.
           IF ANY AMENDMENTS ARE MADE ALL HOLDERS MUST INITIAL THEM
-------------------------------------------------------------------------------
[1] TO ACCEPT THE OFFER                                         BOX [1]

    COMPLETE BOXES [1] AND [4] AND SIGN BOX [3] BELOW.
                                                           CarnaudMetalbox
    Please also complete Boxes [5] and [6] as necessary.        Shares
                                  [Symbol Appears Here]

                                                          -----------------

-------------------------------------------------------------------------------
[2] TO ELECT FOR THE CASH ELECTION PRICE                        BOX [2]

    HAVING COMPLETED BOXES [1] and [4], COMPLETE BOX      CarnaudMetalbox
    [2] and                                                    Shares

    SIGN BOX [3] BELOW.                                   -----------------

    Please also complete Boxes [5] and [6] as necessary.
                                  [Symbol Appears Here]
-------------------------------------------------------------------------------
[3] SIGN HERE TO ACCEPT THE OFFER.                              BOX [3]

    [SYMBOL APPEARS HERE]
     --------------------------------------------------------------------------
     EXECUTION BY INDIVIDUALS
     Signed and delivered        in the presence of:
     as a deed by:               (witness)


     1. ....................    ......................  ......................
     Signature                  Signature               Name of witness

     2. ....................    ......................  ......................
     Signature                  Signature               Name of witness

     3. ....................    ......................  ......................
     Signature                  Signature               Name of witness

     4. ....................    ......................  ......................
     Signature                  Signature               Name of witness

     EXECUTION BY A COMPANY
     ** THE COMMON SEAL OF THE COMPANY NAMED BELOW WAS AFFIXED/EXECUTED AND DELIVERED AS A DEED BY THE COMPANY NAMED BELOW.

     Name of company ...............................
   **in the presence of/acting by:

     ...................        ......................
     Signature                  Name of director

     ...................        ......................
     Signature                  Name of                  **Delete as
                                director/company         appropriate
                                secretary
     --------------------------------------------------------------------------

--------------------------------------------------------------------------------
[4] FULL NAME(S) AND ADDRESS(ES)                                BOX [4]

    [SYMBOL APPEARS HERE]

    First-named registered  Joint holders
    holder

    1. Forename(s)      2. Forename(s)      3. Forename(s)    4. Forename(s)
    ................    ................    ................  ................

       (Mr/Mrs/Ms or       (Mr/Mrs/Ms or       (Mr/Mrs/Ms or     (Mr/Mrs/Ms or
              title)              title)              title)            title)
    ................    ................    ................  ................

    Surname             Surname             Surname           Surname
    ................    ................    ................  ................

    Address             Address             Address           Address
    ................    ................    ................  ................

    ................    ................    ................  ................

    Postcode            Postcode            Postcode          Postcode
    ................    ................    ................  ................

-------------------------------------------------------------------------------









[5] JAPAN, CANADA OR AUSTRALIA:                                 BOX [5]

    [SYMBOL APPEARS HERE]

    TICK BOX [5] IF YOU ARE UNABLE TO GIVE THE
    REQUIRED WARRANTY IN PARAGRAPH 14(13).           [________________________]

-------------------------------------------------------------------------------
[6] ADDRESS TO WHICH CONSIDERATION                              BOX [6]
    AND/OR OTHER DOCUMENTS TO BE
    SENT, IF NOT YOUR OWN

    (TO BE COMPLETED IN BLOCK   [SYMBOL APPEARS HERE]
    CAPITALS)

                                            Name ............................

                                            Address .........................

                                            .................................

                                            ................Postcode ........

-------------------------------------------------------------------------------

              Acceptance        Electing        Cheque No       Crown Stock
                  No.           for Cash                           Issued
   FOR
  OFFICE      [________]        [_______]       [________]      [__________]
 USE ONLY   -------------------------------------------------------------------

            CarnaudMetalbox       Cash          Accepting
             Shareholding                         Offer

              [________]        [_______]       [________]

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

                           HOW TO COMPLETE THIS FORM

       PLEASE MAKE SURE THAT YOUR ACCEPTANCE IS RECEIVED BY 10.59 P.M.
      LONDON TIME (WHICH IS 11.59 P.M. PARIS TIME AND 5.59 P.M. NEW YORK
                        CITY TIME) ON 1 FEBRUARY 1996.

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[1]  THE OFFER
     ---------

     TO ACCEPT THE OFFER, INSERT IN BOX 1 THE TOTAL NUMBER OF CARNAUDMETALBOX SHARES IN RESPECT OF WHICH YOU WISH TO ACCEPT THE OFFER, WHETHER OR NOT YOU ALSO WISH TO ELECT FOR THE CASH ELECTION PRICE IN RESPECT OF ALL OR ANY OF SUCH SHARES. YOU MUST ALSO SIGN BOX 3 (WHICH WILL CONSTITUTE YOUR AUTHORITY AND REQUEST TO BARCLAYS REGISTRARS TO INSTRUCT DEMACHY TO ACCEPT THE OFFER) AND COMPLETE BOX 4.

     YOU WILL RECEIVE YOUR CONSIDERATION IN THE FORM OF UNITS EXCEPT TO THE EXTENT THAT YOU VALIDLY ELECT FOR THE CASH ELECTION PRICE IN BOX 2 OR ARE DEEMED TO DO SO (SEE "THE CASH ELECTION PRICE" BELOW). IF YOU DO NOT WISH TO TAKE ANY OF THE CONSIDERATION IN CASH YOU SHOULD LEAVE BOX 2 BLANK.

     If no number, or a number greater than the number of CarnaudMetalbox Shares represented by your Certificate(s) of Registration, is inserted in Box 1 and you have signed Box 3, you will be deemed to have accepted the Offer in respect of the entire holding of CarnaudMetalbox Shares.
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[2]  THE CASH ELECTION PRICE
     -----------------------

     To receive the Cash Election Price in respect of part or all of the CarnaudMetalbox Shares represented by your Certificate(s) of Registration, in addition to completing Boxes 1, 3 and 4 in the manner set out above, you must insert in Box 2 the number of CarnaudMetalbox Shares in respect of which you wish to receive cash. If you wish to elect for your maximum entitlement to cash you should insert the same number in both Boxes 1 and
     2. If you do not wish to receive cash for all the CarnaudMetalbox Shares represented by your Certificate(s) of Registration, you should insert the relevant lesser number in Box 2. For each CarnaudMetalbox Share inserted in Box 2, you will receive FF225 in cash. If a number greater than your registered holding (or, if different, the number of shares inserted or deemed inserted in Box 1) is inserted in Box 2 you will be deemed to have inserted in Box 2 the same number of shares as are inserted, or deemed inserted, in Box 1.

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[3]  SIGNATURE
     ---------

     You must sign Box 3 regardless of which other Box(es) you complete. In the case of joint holders ALL must sign.

     Each signature by an individual must be made IN THE PRESENCE OF A WITNESS who must also sign Box 3 where indicated. The witness must be over 18 years of age and must not be one of the joint registered holders (if any). The witness should state his or her name and sign where indicated. The same witness may witness each signature of joint holders.

     A corporation must affix its common seal (if any), which should be affixed and witnessed in accordance with its articles of association or other regulations, or execute the Form as a deed by two directors or a director and the company secretary.



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[4]  NAME AND ADDRESS
     ----------------

     Complete Box 4 with the full name and address of the first-named holder in BLOCK CAPITALS together with the name(s) and address(es) of any joint holder(s).

     If you complete Box 4 with an address in Japan, Canada or Australia, you will be deemed not to have accepted the Offer.



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[5]  JAPAN, CANADA OR AUSTRALIA
     --------------------------

     If you have received or sent copies of any of the documents in, into or from Japan, Canada or Australia or have mailed or otherwise sent this Form from Japan, Canada or Australia, or if you are otherwise unable to give the warranty set out in paragraph 14(13) of "Terms and Conditions of Acceptance of the Offer" above, you must tick Box 5. If you do not tick Box 5, you are deemed to have given the warranty set out in paragraph 14(13) of "Terms and Conditions of Acceptance of the Offer" above.

     If you tick Box 5, you will be deemed not to have accepted the Offer.
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[6]  AGENTS
     ------

     Unless you complete Box 6, the address of the first-named holder inserted in Box 4 is the address to which your consideration will be sent. If you want the consideration and/or other documents to be sent to someone other than the first-named holder at the address set out in Box 4 (e.g. your bank manager or stockbroker) you should complete Box 6. If you complete Box 6 with an address in Japan, Canada or Australia, you will be deemed not to have accepted the Offer.



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                Printed by RR Donnelley Financial--London, 88134